                                                EXHIBIT 99.1





                                  CONFIDENTIAL





                  MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES





                   DECEMBER 1998 FINANCIAL REPORTING PACKAGE





                     SUBJECT TO YEAR-END AUDIT ADJUSTMENTS

                      December Financial Reporting Package

                                    Contents




Schedule                                                                Page
--------                                                                ----
December 1998 Month
        - Income Statement                                                 1
        - Balance Sheet                                                    2
        - Cash Flow Statement                                              3

December 1998 YTD
        - Income Statement                                                 4
        - Cash Flow Statement                                              5


                  MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      DECEMBER 1998 MONTH INCOME STATEMENT
                                   UNAUDITED
                                 (in thousands)

                          SUBJECT TO AUDIT ADJUSTMENTS


                                                  ACTUAL
                                                  ------

Net sales
  Wholesale                                     $ 15,661
  Retail                                           5,666
                                                --------
  Total                                           21,327

Cost of sales                                     14,004
                                                --------

Gross profit                                       7,323
  %                                                34.3%

Operating expenses
  Advertising                                      1,048
  Coop - advertising                                 819
                                                --------
  Subtotal                                         1,867
  Design                                             366
  General and administrative                       1,280
  Other                                              375
  Selling                                          1,525
  Selling - Retail                                 1,812
  Distribution                                     1,125
                                                --------
  Total                                            8,350
                                                --------

Income (Loss) before
  interest and taxes (EBIT)                       (1,027)

Interest expense                                     620
Reorganization cost                                  541
                                                --------
Pretax loss                                       (2,188)

Taxes                                                 (4)
                                                --------
Net loss                                        $ (2,184)
                                                --------
                                                --------

EBIT                                            $ (1,027)

Depreciation                                         441
                                                --------

EBITDAR                                         $   (586)
                                                --------
                                                --------


                                      (1)

                  MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    BALANCE SHEETS FOR THE PERIODS INDICATED
                                   UNAUDITED
                                 (in thousands)
                          SUBJECT TO AUDIT ADJUSTMENTS

                                                                          AS OF
                                                                    DECEMBER 31, 1998
                                                                    -----------------
                                                                         ACTUAL
                                                                         ------

ASSETS
Current assets
  Cash and cash equivalents                                           $   4,258
  Accounts receivable, net                                               22,715
  Inventories, net                                                       58,982
  Other current assets                                                    1,871
  Insurance receivable                                                    2,980
                                                                      ---------
          Total current assets                                           90,806
Property, plant & equipment, net                                         33,425
Other assets                                                              6,367
                                                                      ---------
  TOTAL ASSETS                                                        $ 130,598
                                                                      ---------
                                                                      ---------

LIABILITIES
Current liabilities
  Liabilities not subject to compromise
    Current Liabilities:
       Accounts payable                                               $  10,334
       Accrued expenses                                                  12,375
          Cash collateral loan                                           29,637
          Revolver                                                       11,974
                                                                      ---------
            Total current liabilities                                    64,320
  Liabilities subject to compromise                                     215,682
  Other liabilities                                                         820
                                                                      ---------
  TOTAL LIABILITIES                                                     280,822
                                                                      ---------

EQUITY
Stock                                                                         5
Paid in capital                                                          40,899
Accumulated deficit                                                    (173,178)
Minimum Pension Liability                                                  (647)
Year to date loss                                                       (17,303)
                                                                      ---------
   TOTAL  DEFICIT                                                      (150,224)
                                                                      ---------
                TOTAL LIABILITIES AND DEFICIT                         $ 130,598
                                                                      ---------
                                                                      ---------


                                      (2)

                   MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                  DECEMBER 1998 MONTH STATEMENT OF CASH FLOWS
                                   UNAUDITED
                                 (in thousands)
                          SUBJECT TO AUDIT ADJUSTMENTS


                                                                                      ACTUAL
                                                                                      ------
OPERATING ACTIVITIES

Net loss                                                                             $(2,184)
Adjustments to reconcile net loss to net cash
  used in operating activities:
     Depreciation and amortization                                                       441
     Changes in operating assets and liabilities:
       (Increase) Decrease in accounts receivable                                       (101)
       Decrease in inventories                                                         3,685
       Increase in prepaid expenses and other assets                                  (1,796)
       Decrease in insurance receivable                                                  959
       Increase (Decrease) in accounts payable, accrued expenses, taxes and sundry
         liabilities                                                                     (37)
                                                                                     -------
Net cash provided by operating activities                                                967
                                                                                     -------

INVESTING ACTIVITIES
Additions for Vallodolid expansion                                                       (57)
Additions to property, plant and equipment (Net)                                      (1,432)
                                                                                     -------
Net cash used in investing activities                                                 (1,489)
                                                                                     -------

FINANCING ACTIVITIES
Net repayments under revolving credit loan                                            (1,337)
                                                                                     -------
Net cash used in financing activities                                                 (1,337)
                                                                                     -------
Decrease in cash                                                                      (1,859)
Cash at beginning of period                                                            6,117
                                                                                     -------
Cash at end of period                                                                $ 4,258
                                                                                     -------
                                                                                     -------



                                      (3)

                  MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                       DECEMBER 1998 YTD INCOME STATEMENT
                                   UNAUDITED
                                 (in thousands)
                          SUBJECT TO AUDIT ADJUSTMENTS


                                        ACTUAL
                                        ------

Net sales
  Wholesale                          $ 160,192
  Retail                                53,471
                                     ---------
  Total                                213,663

Cost of sales                          145,663
                                     ---------

Gross profit                            68,000
  %                                      31.8%

Operating expenses
  Advertising                            2,591
  Coop - advertising                     5,425
                                     ---------
  Subtotal                               8,016
  Design                                 3,957
  General and administrative            16,390
  Other                                  1,500
  Selling                               14,275
  Selling - Retail                      20,435
  Distribution                          11,775
                                     ---------
  Total                                 76,348
                                     ---------

Loss before
  interest and taxes (EBIT)             (8,348)

Interest expense                         5,414
Reorganization cost                      3,093
                                     ---------
Pretax loss                            (16,855)

Taxes                                      448
                                     ---------

Net loss                             $ (17,303)
                                     ---------
                                     ---------

EBIT                                 $  (8,348)

Depreciation                             4,869
                                     ---------

EBITDAR                              $  (3,479)
                                     ---------
                                     ---------



                                       (4)

                   MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                   DECEMBER 1998 YTD STATEMENT OF CASH FLOWS
                                   UNAUDITED
                                 (in thousands)
                          SUBJECT TO AUDIT ADJUSTMENTS


                                                                                      ACTUAL
                                                                                      ------

OPERATING ACTIVITIES


Net loss                                                                             $(17,303)
Adjustments to reconcile net loss to net cash used in operating activities:
     Depreciation and amortization                                                      4,869
     Changes in operating assets and liabilities:
       Increase in accounts receivable                                                 (5,766)
       Decrease in inventories                                                         11,420
       Decrease in prepaid expenses and other assets                                      176
       Increase in insurance receivable                                                (2,980)
       Increase (decrease) in accounts payable, accrued expenses, taxes and sundry
         liabilities                                                                    3,806
                                                                                     --------
Net cash used in operating activities                                                  (5,778)
                                                                                     --------


INVESTING ACTIVITIES
Additions for Vallodolid expansion                                                       (965)
Assets lost in Higuey fire, included in insurance receivable above                      1,008
Additions to property, plant and equipment (Net)                                       (4,191)
                                                                                     --------
Net cash used in investing activities                                                  (4,148)
                                                                                     --------

FINANCING ACTIVITIES
Net borrowings under revolving credit loan                                              7,083
                                                                                     --------
Net cash provided by financing activities                                               7,083
                                                                                     --------

Decrease in cash                                                                       (2,843)
Cash and Cash Equivalents at beginning of year                                          7,101
                                                                                     --------
Cash and Cash Equivalents at end of period                                           $  4,258
                                                                                     --------
                                                                                     --------

                                       (5)